UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2012

PAR PHARMACEUTICAL COMPANIES, INC

(Exact name of registrant as specified in its charter)

Delaware	1-10827	22-3122182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Tice Boulevard, Woodcliff Lake, NJ (Address of principal executive offices)	07677 (Zip Code)
(201) 802-4000 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 27, 2012, Par Pharmaceutical Companies, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) to adopt the previously disclosed Agreement and Plan of Merger, dated as of July 14, 2012 (the “Merger Agreement”), by and among the Company, Sky Growth Holdings Corporation, a Delaware corporation (“Parent”), and Sky Growth Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) (each of Parent and Merger Sub are beneficially owned by an affiliate of TPG Capital, L.P.).

Adoption of the Merger Agreement required the affirmative vote of the holders of at least a majority of the shares of the Company’s common stock outstanding at the close of business on August 24, 2012, in accordance with Delaware law (“Proposal 1”).

Stockholders were also asked to vote on a non-binding, advisory proposal to approve the compensation that may become payable to the Company’s named executive officers in connection with, or following, the consummation of the merger (“Proposal 2”).

According to the report of the inspector of elections, at the Special Meeting each of Proposal 1 and Proposal 2 were approved.  A third proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies was not needed.

The following are the voting results for Proposal 1 and Proposal 2:

PROPOSAL 1:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
29,376,862	24,590	438,691	9,226

PROPOSAL 2:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
23,976,382	3,786,209	2,077,552	9,226

Safe Harbor Statement

Certain statements made in this Form 8-K reflect the Company’s expectations regarding future events and, accordingly, are subject to risks and uncertainties. These statements are based on the Company’s opinions, expectations, beliefs, plans, objectives, assumptions and projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “foresees,” “predicts,” “forecasts,” “continuing,” “ongoing,” “maintains,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They include statements regarding the Company’s intentions, beliefs or current expectations concerning, among other things, the ability of third parties to fulfill their obligations relating to the proposed transactions, including providing financing under current financial market conditions; the closing of the transactions described in the merger agreement; future operations; future financial performance, trends and future events, particularly relating to sales of current products and the development, approval and introduction of new products; Food and Drug Administration and other regulatory applications, approvals and actions; market position and expenditures; the continuation of historical trends; the Company’s ability to operate its business under its new capital and operating structure; and the sufficiency of the Company’s cash balances and cash generated from operating and financing activities for future liquidity and capital resource needs.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The Company believes that these risks and uncertainties include, but are not limited to, those described in the Company’s periodic and current reports filed with the SEC.

Although the Company bases these forward-looking statements on assumptions that it believes are reasonable when made, the Company cautions you that forward-looking statements are not guarantees of future events or performance and that the Company’s actual results of operations, financial condition and liquidity, and the development of the industry in which the Company operates may differ materially from those made in or suggested by the forward-looking statements contained in this Form 8-K. In addition, even if the Company’s results of operations, financial condition and liquidity, and the development of the industry in which the Company operates are consistent with the forward-looking statements contained in this Form 8-K, those results or developments may not be indicative of results or developments in subsequent periods.

Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements that the Company makes in this Form 8-K speak only as of the date of those statements, and the Company undertakes no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR PHARMACEUTICAL COMPANIES, INC

By:

/s/ Thomas J. Haughey

Name:

Thomas J. Haughey

Title:

President

Date: September 27, 2012